ING SERIES FUND, INC.

(“Registrant”)

ING Alternative Beta Fund

ING Capital Allocation Fund

ING Core Equity Research Fund

ING Corporate Leaders 100 Fund

ING Global Target Payment Fund

ING Small Company Fund

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Supplement dated December 29, 2011

to the Current Class A shares Prospectuses of each of the

above-named Funds of the above-named Registrant.

Effective immediately, each Fund’s current Class A shares Prospectuses of the above-named Registrant are hereby revised as follows:

1.	The following is added to the second bullet point of the third paragraph of the section entitled “Sales Charges – Reduced or Waived Front-End Sales Charges” of each Fund’s Prospectus:

Class A shares may also be purchased at NAV by shareholders that purchase Funds through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares.

2.	The sixth paragraph of the section entitled “Sales Charges – Class A Shares” in the Prospectuses for ING Core Equity Research Fund, ING Corporate Leaders 100 Fund, ING Small Company Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund is deleted in its entirety and replaced with the following:

Shareholders that purchased funds that were part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Funds.

3.	The fifth paragraph of the section entitled “Sales Charges – Class A Shares” in the Prospectuses for ING Alternative Beta Fund, ING Capital Allocation Fund, and ING Global Target Payment Fund is deleted in its entirety and replace with the following:

Shareholders that purchased funds that were part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE